Bonds.com Group, Inc. 10-K

Exhibit 10.14

AMENDMENT NO.1, WAIVER AND CONSENT TO COMMERCIAL TERM LOAN AGREEMENT

This AMENDMENT NO. 1, WAIVER AND CONSENT TO COMMERCIAL TERM LOAN AGREEMENT (this “Amendment” or this “Agreement”), dated as of December 31, 2009, is entered into by and among Bonds.com Group, Inc., a Delaware corporation (the “Borrower”), Bonds.com Holdings, Inc., a Delaware corporation (“Guarantor”), Siesta Capital, LLC (the “Pledgor”), and MBRO Capital, LLC, a Connecticut limited liability company (the “Lender”).

Background

Borrower and Lender are parties to a Commercial Term Loan Agreement, dated March 31, 2009 (the “Loan Agreement”).  Borrower and Lender wish to amend and provide for certain waivers and consents pursuant to the Loan Agreement in the manner set forth below.  Pursuant to Section 9.06 of the Loan Agreement, the Loan Agreement may only be amended or waived by a written instrument signed by the parties thereto.  Accordingly, Borrower and Lender are entering into, executing and delivering this Amendment in order to amend and provide for certain waivers and consents pursuant to the Loan Agreement in the manner set forth below.

Agreement

In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.                      Definitions.  Capitalized terms used herein and not defined shall have the meanings given to them in the Loan Agreement.

Section 2.                      Amendment to Section 6.03(h).  Section 6.03(h) of the Loan Agreement is hereby amended by deleting such section and replacing it in its entirety with the following:

“(h)           Redemption.  Issue, sell, redeem or repurchase any stock or membership interest, as the case may be, prior to full repayment of the debt owed to the Lender without the prior written consent of the Lender; provided, however, that no such consent shall be required for issuances of any stock pursuant to (i) equity incentive arrangements with employees, officers, directors or consultants of the Borrower approved by the Borrower’s Board of Directors, (ii) convertible, exercisable or exchangeable securities outstanding as of the date of this Agreement, or (iii) issuances for cash consideration the proceeds of which are used to repay the Debt evidenced by the Loan Documents.”

Section 3.                      Effectiveness of Amendment of Section 6.03(h).  For all purposes of the parties respective rights, benefits, limitations, covenants and obligations under the Loan Agreement, the amendment to Section 6.03(h) of the Loan Agreement set fort in Section 2 of this Amendment shall be deemed made, and shall be effective retroactively to, March 31, 2009.

Section 4.                      Waivers and Consents.

(a)           The Lender hereby irrevocably waives any breach and any Event of Default under Sections 6.03(h), (j) and (k) of the Loan Agreement relating to, arising out of or resulting from, and consents to, the transactions contemplated, consummated and to be consummated by the Borrower pursuant to the Unit Purchase Agreement, dated as of August 28, 2009, by and among the Borrower and Fund Holdings, LLC (as the same may be amended from time to time), including, without limitation, the issuance and sale of Units (as defined therein) and any resulting material change in the Borrower’s ownership.

(b)           The Lender hereby consents pursuant to Sections 6.03(h) and (k) of the Loan Agreement to the transactions contemplated by the Unit Purchase Agreement proposed to be entered into among the Borrower and Laidlaw Venture Partners III, LLC in the form attached hereto as Exhibit A.

(c)           The Lender hereby consents pursuant to Sections 6.03(h) and (k) of the Loan Agreement to the transactions contemplated by the Unit Purchase Agreement proposed to be entered into among the Borrower and UBS Americas Inc. in the form attached hereto as Exhibit B.

(d)           The Lender hereby consents, pursuant to Sections 6.03(h) and (k) of the Loan Agreement to the Borrower effecting any and all redemptions of the Series A Preferred Stock (as defined below) in accordance with the Borrower’s Certificate of Designation (as defined below) or the Stockholders’ Agreement (as defined below).  For purposes of this Amendment and the Loan Agreement, “Series A Preferred Stock” means the Company’s Series A Participating Preferred Stock, par value $0.001 per share, to be created by the Borrower by the filing of the Certificate of Designation; “Certificate of Designation” means the Certificate of Designation of the Series A Participating Preferred Stock, in the form of Exhibit C hereto or in such other form that is not materially less favorable to the Lender than those set forth on Exhibit C, to be filed by the Borrower with the Secretary of State of the State of Delaware; and “Stockholders’ Agreement” means that certain Stockholders’ Agreement to be entered into by the Company and the stockholders named therein, in the form of Exhibit D hereto or in such other form that is not materially less favorable to the Lender than those set forth on Exhibit D.

(e)           The Lender hereby consents pursuant to Sections 6.03(h) and (k) of the Loan Agreement to the Borrowers issuance (a) of warrants to purchase 20,000,000 shares of common stock with the following exercise prices: (i) 5,000,000 for an exercise price of $0.50, (ii) 10,000,000 for an exercise price of $1.00, and (iii) 5,000,000 for $1.50, and (b) the issuance of the shares of common stock underlying such warrants in accordance with the terms thereof, to InterDealer Information Technologies, LLC, InterDealer Securities, LLC and InterDealer IP Holding LLC, licensors of intellectual property to the company.

Section 5.                      Issuance of Warrant.  Within five (5) business days of the date hereof, the Company shall issue to the Lender a warrant to purchase 500,000 shares of the Company’s Common Stock in the same form as the existing Warrant (the “Additional Warrant”); provided that the expiration date of the Additional Warrant shall be the date five years from the date of its issuance.  For avoidance of doubt, the exercise price of the Additional Warrant shall be $0.375 per share of Common Stock and, upon the occurrence of an Event of Default and subject to the rights of the Company set forth in Section 8.03 of the Loan Agreement, such exercise price shall automatically adjust to $0.0001 per share of Common Stock.

Section 6.                      Effect of Modification and Amendment of Loan Agreement.  The Loan Agreement shall be deemed to be modified and amended in accordance with the provisions of this Amendment and the respective rights, duties and obligations of the parties under the Loan Agreement shall remain to be determined, exercised and enforced under the Loan Agreement subject in all respects to such modifications and amendments in writing, and all the terms and conditions of this Amendment shall be part of the terms and conditions of the Loan Agreement for any and all purposes. All the other terms of the Loan Agreement shall continue in full force and effect subject to the amendments set forth herein.  In the event of inconsistency between the terms of this Amendment and the terms of the Loan Agreement, the terms of this Amendment shall govern.

Section 7.                      Representations, Warranties and Covenants.  All of the representations, warranties and covenants contained in the Loan Documents are true and correct on and as of the date hereof, are incorporated herein by this reference, and are remade.  Without limiting the generality of the foregoing, Borrower, Guarantor and Pledgor (collectively, the “Obligors”), jointly and severally represent, warrant and covenant that:

(a)           No Default.  Subject to the waivers, amendments and consents set forth above, the Borrower is not in default under the Loan Documents and Guarantor and Pledgor (collectively, the “Guarantors”) are not in default of the Guaranty Agreements (as defined in the Loan Documents).

(b)           Authority.  (1)  The Borrower has full corporate power and authority to enter into and perform the obligations under this Agreement, to execute and deliver and perform this Agreement and all other documents in connection herewith and to incur the obligations provided for herein and therein, all of which have been duly authorized by all necessary and proper corporate action.  No other consent or approval or the taking of any other action in respect of shareholders or any public authority is required as a condition to the validity or enforceability of this Agreement or the documents contemplated hereby.  The execution and delivery of this Agreement is for a valid purpose.

(2)           The Guarantors have full power and authority to enter in to and perform the obligations under this Agreement, to execute and deliver this Agreement and all other documents in connection herewith and to incur the obligations provided for herein and therein.  The execution and delivery of this Agreement is for a valid purpose.

(c)           Binding Agreement.  This Agreement constitutes the valid and legally binding obligation of the Obligors enforceable against each in accordance with its terms.

Section 8.                      Default.  The occurrence of any default under any of the Loan Documents or the non-compliance with any of the terms, or misrepresentation or inaccuracy of any of the acknowledgments or representations hereof shall constitute a default under this Agreement.

Section 9.                      Remedies.  Upon the occurrence of any default, the Lender shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies which the Lender may have under law and equity, all of the rights and remedies set forth in the Loan Documents.

Section 10.                    Cumulative Remedies.  The enumeration of the Lender's rights and remedies set forth in this Agreement is not intended to be exhaustive and the exercise by the Lender of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist in law or at equity or by suit or otherwise. No delay or failure to take action on the part of the Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege  preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default.  No course of dealing between any of the Obligors and the Lender or their employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any default.

Section 11.                    Guaranty Agreements.  (a)  The Guarantors acknowledge that each is unconditionally liable and legally and validly indebted to the Lender in accordance with the terms of the Guaranty Agreements of each of the Guarantors.

(b)           The Guarantors each affirm that the Guaranty Agreements of each of the Guarantors is in full force and effect and includes, without limitation, the indebtedness, liabilities and obligations arising under or in any way connected with this Agreement and the Loan Documents whether now existing or hereafter arising including, without limitation, principal, interest, costs and expenses of collection, and attorneys' fees, their paralegal fees and related disbursements.

Section 12.                    Expenses.  The Obligors agree that each is jointly and severally responsible for the payment of all costs and expenses incurred by the Lender, in the preparation of, or in any way associated with this Agreemen, including without limitation, attorneys' fees, their paralegal fees and related disbursements.

Section 13.                    Miscellaneous

(a)           Amendments and Waivers. This Agreement and any term, covenant or condition hereof may not be changed, waived, discharged, modified or terminated except by a writing executed by the parties hereto or thereto.  The failure on the part of the Lender to exercise, or the Lender's delay in exercising, any right, remedy or power hereunder or the other Loan Documents shall not preclude any other or future exercise thereof, or the exercise of any other right, remedy or power.

(b)           Notices.  All notices, requests, consents, demands and other communications hereunder shall be in writing and shall be mailed by registered or certified first class mail or delivered by an overnight courier to the respective parties to this Agreement as follows:

If to the Borrower:	Bonds.com Group, Inc. 1515 South Federal Highway Suite 12 Boca Raton, Florida 33432 Attention: Chief Executive Officer

With a copy to:	Hill Ward Henderson 101 E. Kennedy Boulvard, Suite 3700 Tampa, Florida 33601 Attention: Mark A. Danzi

If to the Lender:	MBRO Capital, LLC 991 Ponus Ridge New Canaan, Connecticut 06840 Attention: William P. Mahoney

With a copy to:	Diserio Martin O'Connor & Castiglioni LLP One Atlantic Street Stamford, Connecticut 06901 Attention: Kevin T. Katske, Esq.

(c)           Section Headings, Severability, Entire Agreement.  Section and subsection headings have been inserted herein for convenience of the Lender only and shall not be construed as part of this Agreement.  Every provision of this Agreement is intended to be severable; if any term or provision of this Agreement, or any other document delivered in connection herewith shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby.  All Exhibits and Schedules to this Agreement shall be deemed to be part of this Agreement.  This Agreement and the Exhibits and Schedules attached hereto and thereto embody the entire agreement and understanding between the Borrower and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof unless otherwise specifically reaffirmed or restated herein.

(d)           Counterparts.  This Agreement may be executed in any number of counterparts and by facsimile, each of which, when so executed and delivered shall be an original, and it shall not be necessary when making proof of this Agreement to produce or account for more than one counterpart.

(e)           Governing Law; Consent to Jurisdiction.  This Agreement and all rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Connecticut (excluding the laws applicable to conflicts or choice of law).  THE OBLIGORS AGREE THAT ANY SUCH SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF CONNECTICUT OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE MAKER BY MAIL AT THE ADDRESS SET FORTH IN THIS NOTE. THE OBLIGORS HEREBY WAIVE ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

(f)           Further Assurances.   At the request of the Lender, the Obligors agree that at their expense, they shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Lender may request, to enable the Lender to exercise and enforce its rights and remedies hereunder.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers, as of the date first written above.

BORROWER:

BONDS.COM GROUP, INC.

By:	/s/ John J. Barry IV
Name:	John J. Barry IV
Title:	Chief Executive Officer

GUARANTOR:

BONDS.COM HOLDINGS, INC.

By:	/s/ John J. Barry IV
Name:	John J. Barry IV
Title:	Authorized Person

PLEDGOR:

SIESTA CAPITAL, LLC

By:	/s/ John J. Barry IV
Name:	John J. Barry IV
Title:	Authorized Person

LENDER:

MBRO CAPITAL, LLC

By:	/s/ James F. Mahoney
Name:	James F. Mahoney
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO.1, WAIVER AND CONSENT TO COMMERCIAL LOAN AGREEMENT]

Exhibit A

Unit Purchase Agreement with Laidlaw Venture Partners III, LLC

(see attached pages)

Exhibit B

Unit Purchase Agreement with UBS Americas Inc.

(see attached pages)

Exhibit C

Form Certificate of Designations of Series A Participating Preferred Stock

(see attached pages)

Exhibit D

Form of Stockholders Agreement

(see attached pages)